POWER OF ATTORNEY
Know all by these present, that the undersigned hereby constitutes and appoints each of Karen Hager, Neena Reddy and Alan Kirshenbaum or any of them signing individually, and with full power of substitution, the undersigned's true and lawful attorney-in-fact to:

(1)    prepare, execute in the name of the undersigned and on behalf of the undersigned, and submit to the U.S. Securities and Exchange Commission (the "SEC") a Form ID, including amendments thereto, and any other documents necessary or appropriate to obtain codes and passwords enabling the undersigned to make electronic filings with the SEC;
(2)    prepare and execute for and on behalf of the undersigned, in the undersigned's capacity as an officer, director, director nominee and/or beneficial owner of securities of Blue Owl Capital Inc. (the "Company"), any Schedule 13D or Schedule 13G, and any amendments, supplements or exhibits thereto (including any joint filing agreements) required to be filed by the undersigned under Section 13 of the Securities Exchange Act of 1934 (the "1934 Act") and the rules thereunder, and any and all Forms 3, 4, and 5 required to be filed by the undersigned in accordance with Section 16(a) of the 1934 Act and the rules thereunder; and
(3)    seek or obtain, as the undersigned's representative and on the undersigned's behalf, information on transactions in the Company's securities from any third party, including brokers, employee benefit plan administrators and trustees, and the undersigned hereby authorizes any such person to release any such information to any attorney-in-fact and further approves and ratifies any such release of information.
The undersigned hereby grants to each such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact's substitute or substitutes, shall lawfully do or cause to be done by virtue of this Power of Attorney and the rights and powers herein granted.
The undersigned hereby acknowledges that (a) the foregoing attorneys-in-fact are serving in such capacity at the request of the undersigned; (b) this Power of Attorney authorizes, but does not require, each such attorney-in-fact to act in his or her discretion on information provided to such attorney-in-fact without independent verification of such information; (c) any documents prepared and/or executed by any attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such information and disclosure as such attorney-in-fact, in his or her sole discretion, deems necessary or advisable; (d) neither the Company nor any attorney-in-fact assumes (i) any liability for the undersigned's responsibility to comply with the requirements of the 1934 Act, (ii) any liability of the undersigned for any failure to comply with such requirements or (iii) any obligation or liability of the undersigned for profit disgorgement under Section 16(b) of the 1934 Act; and (e) this Power of Attorney does not relieve the undersigned from responsibility for compliance with the undersigned's obligations under the 1934 Act, including, without limitation, the reporting requirements under Section 13 and Section 16 of the 1934 Act.
This Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file Schedules 13D or 13G or Forms 3, 4, and 5 with respect to the undersigned's holdings of and transactions in securities issued by the Company, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorney-in-fact Power of Attorney.  Notwithstanding the foregoing, in the event that an attorney-in-fact is no longer employed by the Company, this Power of Attorney and all authority conferred hereby shall be immediately terminated with respect to such attorney-in-fact.

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IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this           20th day of December, 2021.

/s/ Marc Zahr
Name: Marc Zahr

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POWER OF ATTORNEY
Know all by these present, that the undersigned hereby constitutes and appoints each of Karen Hager, Neena Reddy and Alan Kirshenbaum or any of them signing individually, and with full power of substitution, the undersigned's true and lawful attorney-in-fact to:

(1)    prepare, execute in the name of the undersigned and on behalf of the undersigned, and submit to the U.S. Securities and Exchange Commission (the "SEC") a Form ID, including amendments thereto, and any other documents necessary or appropriate to obtain codes and passwords enabling the undersigned to make electronic filings with the SEC;
(2)    prepare and execute for and on behalf of the undersigned, in the undersigned's capacity as an officer, director, director nominee and/or beneficial owner of securities of Blue Owl Capital Inc. (the "Company"), any Schedule 13D or Schedule 13G, and any amendments, supplements or exhibits thereto (including any joint filing agreements) required to be filed by the undersigned under Section 13 of the Securities Exchange Act of 1934 (the "1934 Act") and the rules thereunder, and any and all Forms 3, 4, and 5 required to be filed by the undersigned in accordance with Section 16(a) of the 1934 Act and the rules thereunder; and
(3)    seek or obtain, as the undersigned's representative and on the undersigned's behalf, information on transactions in the Company's securities from any third party, including brokers, employee benefit plan administrators and trustees, and the undersigned hereby authorizes any such person to release any such information to any attorney-in-fact and further approves and ratifies any such release of information.
The undersigned hereby grants to each such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact's substitute or substitutes, shall lawfully do or cause to be done by virtue of this Power of Attorney and the rights and powers herein granted.
The undersigned hereby acknowledges that (a) the foregoing attorneys-in-fact are serving in such capacity at the request of the undersigned; (b) this Power of Attorney authorizes, but does not require, each such attorney-in-fact to act in his or her discretion on information provided to such attorney-in-fact without independent verification of such information; (c) any documents prepared and/or executed by any attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such information and disclosure as such attorney-in-fact, in his or her sole discretion, deems necessary or advisable; (d) neither the Company nor any attorney-in-fact assumes (i) any liability for the undersigned's responsibility to comply with the requirements of the 1934 Act, (ii) any liability of the undersigned for any failure to comply with such requirements or (iii) any obligation or liability of the undersigned for profit disgorgement under Section 16(b) of the 1934 Act; and (e) this Power of Attorney does not relieve the undersigned from responsibility for compliance with the undersigned's obligations under the 1934 Act, including, without limitation, the reporting requirements under Section 13 and Section 16 of the 1934 Act.
This Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file Schedules 13D or 13G or Forms 3, 4, and 5 with respect to the undersigned's holdings of and transactions in securities issued by the Company, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorney-in-fact Power of Attorney.  Notwithstanding the foregoing, in the event that an attorney-in-fact is no longer employed by the Company, this Power of Attorney and all authority conferred hereby shall be immediately terminated with respect to such attorney-in-fact.

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IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this           20th day of December, 2021.

                            AUGUSTUS LLC
                            By: /s/ Marc Zahr
                            Name: Marc Zahr
                            Title:  Sole Member